Filed under Rule 497(e)

Registration No. 002-83631

VALIC Company I

(the “Registrant”)

Supplement dated March 9, 2018, to the Registrant’s Prospectus dated October 1, 2017, as supplemented and amended to date

Effective immediately, the last paragraph of the section entitled “ACCOUNT INFORMATION – Buying and Selling Shares” is deleted in its entirety and replaced with the following:

Your redemption proceeds typically will be sent within three business days after your request is submitted, but in any event, within seven days. Under normal circumstances, VC I expects to meet redemption requests by using cash or cash equivalents in a Fund’s portfolio or by selling portfolio assets to generate cash. During periods of stressed market conditions, a Fund may be more likely to limit cash redemptions and may determine to pay redemption proceeds by borrowing under a line of credit.

Additionally, shares of the International Growth Fund are offered through a separate prospectus. Therefore, the shares of the International Growth Fund are no longer offered through this Prospectus and all references to the International Growth Fund are hereby deleted from this Prospectus.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Filed under Rule 497(e)

Registration No. 002-83631

VALIC Company I

(the “Registrant”)

Supplement dated March 9, 2018, to the Registrant’s Statement of Additional Information (“SAI”)

dated October 1, 2017, as supplemented and amended to date

The shares of the International Growth Fund are offered through a separate amendment to the Registrant’s registration statement. Therefore, all references to the International Growth Fund are hereby deleted from this SAI.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.